UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CSRA INC.

(Name of Registrant as Specified In Its Charter)

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EXHIBIT INDEX

Exhibit 99.1	Email to employees, dated March 19, 2018, from the President and Chief Executive Officer of CSRA Inc.

Exhibit 99.2	CSRA Unsolicited Proposal Employee FAQ, dated March 19, 2018

Exhibit 99.1

March 19, 2018

Last night we issued a press release confirming that CACI has submitted an unsolicited proposal to acquire CSRA. This proposal follows last month’s announcement regarding our agreement to be acquired by General Dynamics. You can read the March 18 press release here.

The CSRA Board of Directors will carefully review and consider the proposal from CACI. Following that, the Board will, in accordance with the Company’s merger agreement with General Dynamics, determine the course of action it believes is in the best interests of the Company and its stockholders.

While our Board considers the CACI proposal, our agreement with General Dynamics remains in place and the Board has not changed its recommendation that CSRA stockholders tender their shares.

I recognize that there will be questions regarding this announcement and what it means for each of you. The attached “FAQ” addresses those questions that we are able to answer at this time. We are committed to transparent communications and will keep you as informed as possible as this situation evolves.

Importantly, this will have no impact on your day-to-day responsibilities. In fact, we believe this interest in CSRA is a testament to your dedication, the great success that you have helped to create and the opportunities that lie ahead for our company.

It is likely that today’s news may generate increased interest in CSRA. Consistent with company policy, if you receive any inquiries from the media or from other third parties, please forward them immediately Senior Vice President, External Relations and Chief of Staff Christian Marrone.

Thank you for your relentless commitment to our customers and our mission to “Think Next. Now.”

— Larry

Important Information for Investors and Stockholders

The tender offer (“Offer”) referenced in this communication is being made pursuant to a Tender Offer Statement on Schedule TO (containing an offer to purchase, a form of letter of transmittal and other documents relating to the tender offer) filed by General Dynamics and Red Hawk Enterprises Corp. (“Merger Sub”), a wholly owned subsidiary of General Dynamics, with the Securities and Exchange Commission (the “SEC”) on March 5, 2018, as amended from time to time. CSRA has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the Offer on March 5, 2018, as amended from time to time. CSRA’s stockholders are urged to read these documents carefully as they become available because they contain important information that they should consider before making any decision regarding tendering their shares of CSRA’s common stock. The Offer materials and the Solicitation/Recommendation Statement are available for free at the SEC’s website at www.sec.gov. The offer to purchase and related materials may also be obtained for free by contacting the information agent for the Offer.

In connection with the potential merger, CSRA has filed a preliminary proxy statement with the SEC, as well as other relevant materials in connection with the proposed transaction pursuant to the terms of the Agreement and Plan of Merger dated February 9, 2018, among General Dynamics, Merger Sub and CSRA. The materials filed and to be filed by CSRA will be made available to CSRA’s investors and stockholders at no expense to them and copies may be obtained free of charge on CSRA’s website at www.CSRA.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and stockholders of CSRA are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they contain important information about the merger and the parties to the merger.

CSRA and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of CSRA stockholders in connection with the proposed merger under SEC rules. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of CSRA’s executive officers and directors in the solicitation by reading CSRA’s proxy statement for its 2017 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended March 31, 2017, and the proxy statement filed in connection with the merger and other relevant materials that may be filed with the SEC when they become available. Information concerning the interests of CSRA’s participants in the solicitation, which may, in some cases, be different than those of CSRA’s stockholders generally, are set forth in the proxy statement relating to the merger.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. By their nature, forward-looking statements involve risks and uncertainty because they relate to events and depend on circumstances that will occur in the future, and there are many factors that could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction; the prospective performance and outlook of CSRA’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. The following are some of the factors that could cause actual future results to differ materially from those expressed in any forward-looking statements: (i) uncertainties as to the timing of the Offer and the merger; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) uncertainties as to the percentage of CSRA’s stockholders tendering their shares in the Offer; (iv) the possibility that competing offers or acquisition proposals for CSRA will be made; (v) the possibility that any or all of the various conditions to the consummation of the Offer or the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances that would require CSRA to pay a termination fee or other expenses; (vii) the effect of this communication or the pendency of the proposed transaction on CSRA’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (viii) risks related to diverting management’s attention from CSRA’s ongoing business operations; (ix) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; and (x) other factors as set forth from time to time in CSRA’s filings with the SEC, including its Form 10-K for the fiscal year ended March 31, 2017 and any subsequent Form 10-Qs, as well as the Tender Offer Statement on Schedule TO and other Offer documents filed by Merger Sub and General Dynamics. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. CSRA expressly disclaims any intent or obligation to update, supplement or revise publicly these forward-looking statements except as required by law.

Exhibit 99.2

CSRA Unsolicited Proposal Employee FAQ

1 What was announced?

•	CSRA announced that it has received an unsolicited proposal from CACI International Inc. to acquire CSRA for cash and stock equal to approximately $44.00 per share (assuming CACI’s closing price on March 16, 2018 of $157.45 per share).

•	The CACI proposal provides for the payment of $15.00 per share in cash, with the remainder payable in CACI common stock based on a fixed exchange ratio of 0.184 shares of CACI common stock for each share of CSRA common stock.

2. Does this mean we will be acquired by CACI instead of General Dynamics?

•	It is too soon to speculate on that.

•	All we announced is that our Board, in consultation with its legal and financial advisors, will carefully review and consider the CACI proposal.

3. Does the General Dynamics agreement remain in place while the Board evaluates the CACI proposal?

•	Yes, the agreement remains in place and our Board has not changed its recommendation that CSRA stockholders tender their shares of CSRA common stock pursuant to the Offer. We do not know whether or not any transaction with CACI will be agreed to.

•	Any decision regarding a potential transaction with CACI will be made by the Board after continued careful review and consideration.

4. How would being acquired by CACI differ from being acquired by General Dynamics?

•	The agreement with General Dynamics remains in place and our Board has not changed its recommendation that CSRA stockholders tender their shares of CSRA common stock pursuant to the Offer.

•	It would not be appropriate to speculate at this time.

5. What does this mean for employees? Will this announcement impact day-to-day operations?

•	Today’s news will have no impact on your day-to-day responsibilities.

•	We believe this interest in CSRA is a testament to your dedication, the great success that you have helped to create and the opportunities that lie ahead for our company.

•	While announcements like this can be distracting, we ask that you remain focused and continue to serve our customers with relentless commitment to our mission to “Think Next. Now.”

•	We will keep you as informed as possible as this situation evolves.

6. What will General Dynamics do next? Do you think General Dynamics will improve its offer

•	It would not be appropriate to speculate.

7. What should I say if I’m contacted by the media or other third parties?

•	Please remember that no one is authorized to speak to any member of the news media or external third parties (other than customers) except for a small number of pre-authorized employees.

•	If you receive any news media inquiries, please do not respond and please forward to Senior Vice President, External Relations and Chief of Staff Christian Marrone.

8. What will happen to my stock in CSRA? Should I tender my shares? How do I do that?

•	The agreement with General Dynamics remains in place and our Board has not changed its recommendation that CSRA stockholders tender their shares of CSRA common stock pursuant to the Offer.

•	Employee stockholders may elect to participate in the tender offer with respect to any shares of CSRA stock that they own.

•	Along with CSRA’s other stockholders, employee stockholders will separately receive communications regarding the terms of the tender offer and instructions on how to tender their shares.

9. Where can I get more information?

•	We will keep you as informed as possible as this situation evolves.

•	If you have additional questions, you should feel free to speak with your manager.

Important Information for Investors and Stockholders

The tender offer (the “Offer”) referenced in this communication is being made pursuant to a Tender Offer Statement on Schedule TO (containing an offer to purchase, a form of letter of transmittal and other documents relating to the tender offer) filed by General Dynamics and Red Hawk Enterprises Corp. (“Merger Sub”), a wholly owned subsidiary of General Dynamics, with the Securities and Exchange Commission (the “SEC”) on March 5, 2018, as amended from time to time. CSRA has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the Offer on March 5, 2018, as amended from time to time. CSRA’s stockholders are urged to read these documents carefully as they become available because they contain important information that they should consider before making any decision regarding tendering their shares of CSRA’s common stock. The Offer materials and the Solicitation/Recommendation Statement are available for free at the SEC’s website at www.sec.gov. The offer to purchase and related materials may also be obtained for free by contacting the information agent for the Offer.

In connection with the potential merger, CSRA has filed a preliminary proxy statement with the SEC, as well as other relevant materials in connection with the proposed transaction pursuant to the terms of the Agreement and Plan of Merger dated February 9, 2018, among General Dynamics, Merger Sub and CSRA. The materials filed and to be filed by CSRA will be made available to CSRA’s investors and stockholders at no expense to them and copies may be obtained free of charge on CSRA’s website at www.CSRA.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and stockholders of CSRA are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they contain important information about the merger and the parties to the merger.

CSRA and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of CSRA stockholders in connection with the proposed merger under SEC rules. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of CSRA’s executive officers and directors in the solicitation by reading CSRA’s proxy statement for its 2017 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended March 31, 2017, and the proxy statement filed in connection with the merger and other relevant materials that may be filed with the SEC when they become available. Information concerning the interests of CSRA’s participants in the solicitation, which may, in some cases, be different than those of CSRA’s stockholders generally, are set forth in the proxy statement relating to the merger.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. By their nature, forward-looking statements involve risks and uncertainty because they relate to events and depend on circumstances that will occur in the future, and there are many factors that could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction; the prospective performance and outlook of CSRA’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. The following are some of the factors that could cause actual future results to differ materially from those expressed in any forward-looking statements: (i) uncertainties as to the timing of the Offer and the merger; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) uncertainties as to the percentage of CSRA’s stockholders tendering their shares in the Offer; (iv) the possibility that competing offers or acquisition proposals for CSRA will be made; (v) the possibility that any or all of the various conditions to the consummation of the Offer or the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances that would require CSRA to pay a termination fee or other expenses; (vii) the effect of this communication or the pendency of the proposed transaction on CSRA’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (viii) risks related to diverting management’s attention from CSRA’s ongoing business operations; (ix) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; and (x) other factors as set forth from time to time in CSRA’s filings with the SEC, including its Form 10-K for the fiscal year ended March 31, 2017 and any subsequent Form 10-Qs, as well as the Tender Offer Statement on Schedule TO and other Offer documents filed by Merger Sub and General Dynamics. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. CSRA expressly disclaims any intent or obligation to update, supplement or revise publicly these forward-looking statements except as required by law